Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

SGI STRENGTHENS FOUNDATION, GROWS CORE PRODUCTS BUSINESS

SGI Reports Fourth Quarter and Fiscal Year 2007 Results

SUNNYVALE, Calif. (August 30, 2007)—SGI (NASDAQ: SGIC) today announced financial results for the fourth quarter and fiscal year 2007 ended June 29, 2007.

Fiscal Year 2007 Highlights

Overall in fiscal 2007, SGI:

•      Grew its Core Products business by 27% over 2006, refreshing every compute and storage product and introducing a new Xeon®-based cluster product line that is achieving strong market penetration

•      Delivered and gained acceptance on, among others, a 2,560 processor supercomputer at the Japan Marine Science and Technology Center and a 9,728 processor system at Leibniz Computing Centre (LRZ), one of the world’s most powerful computers, demonstrating that SGI remains the leader in solving the toughest scientific computing challenges

•      Ended the year in a strong financial position and narrowed its net operating loss to the lowest level in many years, establishing a foundation upon which it will build for the future

•      Began the transition to a growth mode, including bringing on industry leader Robert H. (Bo) Ewald as CEO

GAAP 2007 Results

GAAP revenue for fiscal 2007 was $462.9 million, a decline of 10.8% from the prior fiscal year. Revenue for the fourth quarter was $122.3 million compared to $111.0 million in the third quarter, and $115.7 million in the fourth quarter of the prior year—representing increases of 10% and 6%, respectively.

The fiscal 2007 GAAP operating loss was $101.2 million, as compared to a loss of $126.6 million for the prior fiscal year. The fourth quarter 2007 GAAP operating loss was $24.8 million, compared to $19.9 million

1140 E. Arques Ave. Sunnyvale, CA 94085 Telephone 650.960.1980 sgi.com MEDIA CONTACT Lisa Pistacchio pistacchio@sgi.com 650.933.5683 SGI PR HOTLINE 650.933.7777 SGI PR FACSIMILE 650.933.0714

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SGI Strengthens Foundation, Grows Core Products Business/2

in the third quarter. GAAP operating expenses for fiscal 2007 were $235.3 million—a decrease of $89.7 million, or 28%, year over year—demonstrating the company’s commitment to stabilizing its business following its successful financial reorganization in just over five months. GAAP operating expenses were $56.9 million for the fourth quarter of 2007, as compared to $56.6 million for the third quarter.

Pro Forma 2007 Results

Pro forma results facilitate comparison of the company’s results of operations in previous fiscal years. Pro forma, meaning non-GAAP, revenue was $141.5 million in the fourth quarter of fiscal 2007, compared with $129.8 million in the third quarter of 2007—over 9% growth. Pro forma revenue excludes the impact of fresh start accounting and the deferral of the company’s recognition of revenues for certain of the company’s transactions where software is more than incidental to the overall solution. Pro forma gross margin for the fourth quarter, which is adjusted for similar items, was 35.2% compared with 43.6% in the third quarter. Pro forma operating expenses, which exclude restructuring and bankruptcy-related expenses, stock-based compensation expense and amortization of intangibles, were $53.2 million in the fourth and $52.5 million in the third quarter. Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) for the fourth quarter, as defined in the company’s debt agreements, was $2.8 million, compared with $10.2 million for the third quarter of fiscal 2007.

“Our fourth quarter results demonstrated continued stability; we maintained our revenue levels and met our margin and expense objectives—delivering on our operational plan,” said Bo Ewald, SGI’s Chief Executive Officer. “This stability establishes a foundation for growth as evidenced by the 27% growth of our core server and storage pro forma revenue year over year. We have been working with our customers to develop a clear, compelling strategy that helps solve some of their major challenges and opportunities. As we execute on our strategy, it will position us for growth and financial success.”

“The financial results for the fourth quarter and full year of fiscal 2007 are significantly improved,” said Kathy Lanterman, SGI’s Chief Financial Officer. “Financially our fiscal 2007 goals were to stabilize revenue and manage cash and expenses. We are pleased to have achieved these goals, particularly through the growth in our Core Products.”

In this press release, the company uses certain pro forma financial measures that are not calculated in accordance with GAAP, or non-GAAP financial measures. These measures are referred to as “pro forma” in this press release. Management believes that these non-GAAP financial measures are useful to investors because they facilitate period to period comparisons of SGI’s performance and because they help investors view the company’s results of operations through the eyes of management and the company’s lenders. SGI’s credit line covenants and management reporting and incentive plans are measured against certain of these non-GAAP financial measures.

A reconciliation of the non-GAAP financial measures used in this press release to the company’s GAAP results of operations, including an illustration of the impact of the company’s fresh start accounting and the impact of the implementation of Statement of Accounting Position 97-2, “Software Revenue Recognition” (SOP 97-2) is attached to this press release and is also available at www.sgi.com/company_info/investors.

SGI Strengthens Foundation, Grows Core Products Business/3

Conference Call

SGI will conduct a conference call today at 2 p.m. PT to provide additional details. The webcast is available at http://www.sgi.com/company_info/investors/webcast.html. The conference call can be accessed by dialing (877) 495-0297 or (706) 643-9931 for participants outside of North America, conference ID: 12134369. An audio replay of this call will be available after 5 p.m. PT today at (800) 642-1687 (passcode: 12134369) or (706) 645-9291 (passcode: 12134369) and will be available until October 1, 2007. All links to the archived webcast and audio replay are available through SGI’s web site at www.sgi.com/company_info/investors/.

SGI - Innovation for Results™

SGI (NASDAQ: SGIC) is a leader in high-performance computing. SGI delivers a complete range of high-performance server and storage solutions along with industry-leading professional services and support that enable its customers to overcome the challenges of complex data-intensive workflows and accelerate breakthrough discoveries, innovation and information transformation. SGI helps customers solve significant challenges whether it’s enhancing the quality of life through drug research, designing and manufacturing safer and more efficient cars and airplanes, studying global climate, providing technologies for homeland security and defense, or helping enterprises manage large data. With offices worldwide, the company is headquartered in Sunnyvale, Calif., and can be found on the Web at sgi.com.

—end—

© 2007 SGI. All rights reserved. SGI, Altix, the SGI cube and the SGI logo are registered trademarks of SGI in the United States and/or other countries worldwide. All other registered trademarks mentioned herein are the property of their respective owners.

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including the risks and uncertainties discussed under the caption “Factors That May Affect Results” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. SGI disclaims any intent or obligation to update these forward-looking statements.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share amounts, unaudited)

	Successor Company	Predecessor Company	Successor Company	Predecessor Company
	Three Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	June 29, 2007	June 30, 2006	June 29, 2007	Sept. 29, 2006	June 30, 2006
Product and other revenue (1)	$73,008	$44,793	$187,805	$45,229	$223,259
Product revenue from related party (2)	1,250	3,339	8,706	15,377	28,836
Service revenue (1)	48,037	67,576	144,553	61,199	266,710

Total revenue	122,295	115,708	341,064	121,805	518,805
Costs and expenses:
Cost of product and other revenue (3)	61,114	36,217	162,362	42,710	177,328
Cost of service revenue	29,034	34,314	91,446	32,265	143,105
Research and development	14,870	18,220	44,040	16,007	83,677
Selling, general and administrative (4)	41,697	42,903	125,320	42,359	211,731
Impairment of goodwill	—	—	—	—	8,386
Other operating expense, net (5)	358	(7,694)	3,601	3,926	21,155

Total costs and expenses	147,073	123,960	426,769	137,267	645,382

Operating loss	(24,778)	(8,252)	(85,705)	(15,462)	(126,577)

Interest expense	(2,885)	(4,118)	(8,879)	(7,688)	(16,445)
Interest and other income (expense), net (6)	(1,728)	502	(355)	11,391	1,008

Loss before reorganization items and income taxes	(29,391)	(11,868)	(94,939)	(11,759)	(142,014)

Reorganization items	—	(7,826)	—	340,397	(7,826)

(Loss) income before income taxes	(29,391)	(19,694)	(94,939)	328,638	(149,840)

Income tax provision (benefit)	7,537	682	8,703	2,382	(3,646)

Net (loss) income	$(36,928)	$(20,376)	$(103,642)	$326,256	$(146,194)

Net (loss) income per common share:
Basic	$(3.32)	$(0.08)	$(9.32)	$1.20	$(0.54)

Diluted	$(3.32)	$(0.08)	$(9.32)	$0.77	$(0.54)

Weighted-average shares used to compute net (loss) income per share:
Basic	11,125	271,563	11,125	271,563	269,367

Diluted	11,125	271,563	11,125	423,875	269,367

(1)	For the three- and nine-month periods ended June 29, 2007 product and other revenue and service revenue was negatively impacted by $6 million and $30 million, respectively, resulting from the fresh-start valuation of deferred revenue.
(2)	Represents product sales to SGI Japan, a related party for which we own a 10% interest at June 29, 2007 and owned a 21% interest at March 31, 2006.
(3)	For the three- and nine-month periods ended June 29, 2007, cost of product and other revenue includes non-cash costs of $5 million and $19 million, respectively, for the amortization of fresh-start inventory valuation adjustments and $2 million and $5 million, respectively, associated with the amortization of intangibles.
(4)	For the three- and nine-month periods ended June 29, 2007, selling general and administrative expense includes non-cash costs of $2 million and $6 million, respectively, associated with the amortization of intangibles.
(5)	Represents charges for estimated restructuring costs, related accretion expense, and asset impairments in each of the three-month periods ended June 29, 2007, September 29, 2006 and June 30, 2006, the nine-month period ended June 29, 2007 and in the twelve-month period ended June 30, 2006. The three- and nine-month periods ended March 30, 2007 also includes $0.2 million and $2 million, respectively, in bankruptcy-related items incurred post-emergence.
(6)	The three-month period ended September 29, 2006 includes a pre-tax gain of approximately $10 million on the sale of a portion of our investment in SGI Japan.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	Successor Company	Predecessor Company
	June 29, 2007 (1)	June 30, 2006 (2)
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$69,887	$54,673
Short-term marketable investments	223	203
Short-term restricted investments	6,763	32,539
Accounts receivable, net	47,643	58,417
Inventories	54,354	49,997
Prepaid expenses and other current assets	55,729	65,180

Total current assets	234,599	261,009

Restricted investments	302	15,959

Net property and equipment	43,392	27,873

Goodwill	—	4,515
Other intangibles	71,264	—
Other assets	59,501	70,702

	$409,058	$380,058

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Liabilities not subject to compromise:
Current liabilities:
Accounts payable	$14,387	$8,951
Accrued compensation	35,382	29,224
Income taxes payable	2,209	1,596
Other current liabilities	44,021	46,548
Customer obligations	1,809	2,844
Current portion of long-term debt	261	103,124
Current portion of deferred revenue	84,798	124,379

Total current liabilities	182,867	316,666

Long-term debt	85,000	397
Long-term deferred revenue	32,362	45,538
Other liabilities	24,370	27,681

Total liabilities not subject to compromise	324,599	390,282

Liabilities subject to compromise	—	320,230

Total liabilities	324,599	710,512

Total stockholders’ equity (deficit)	84,459	(330,454)

	$409,058	$380,058

	—	—
	—	—

(1)	The condensed consolidated balance sheet at June 29, 2007 include the effects of the 2006 Plan of reorganization. The balances will not be comparable to historical periods. For a full understanding of the Fresh Start accounting effect on the Company’s financials please refer to the full Form 10Q for the second quarter of fiscal 2007.
(2)	The condensed consolidated balance sheet at June 30, 2006 has been derived from the audited consolidated financial statements at that date.

SILICON GRAPHICS, INC.

PROFORMA INCOME STATEMENT

	Predecessor Company			Successor Company			Successor Company			Successor Company
(Dollars in millions)	GAAP 1Q07	Other Adjust	Pro Forma 1Q07	GAAP 2Q07	Other Adjust	Pro Forma 2Q07	GAAP 3Q07	Other Adjust	Pro Forma 3Q07	GAAP 4Q07	Other Adjust	Pro Forma 4Q07	YTD GAAP FY07 YTD	Other Adjust	YTD Pro Forma FY07 YTD
Product and Other Revenue	60.6		60.6	63.7		63.7	58.6		58.6	74.3		74.3	257.1	—	257.1
Prod Rev: Adj for change in accounting to 97-2		3.3	3.3		8.8	8.8		8.2	8.2		11.7	11.7	—	32.0	32.0
Fresh Start Valuation Adjustment			—		3.4	3.4		1.1	1.1		0.6	0.6	—	5.1	5.1
Service Revenue	61.2		61.2	44.0		44.0	52.5		52.5	48.0		48.0	205.8	—	205.8
Serv Rev: Adj for change in accounting to 97-2		1.8	1.8		1.7	1.7		2.2	2.2		2.0	2.0	—	7.8	7.8
Fresh Start Valuation Adjustment			—		12.5	12.5		7.2	7.2		4.8	4.8	—	24.5	24.5

Total Revenue	121.8	5.2	127.0	107.7	26.4	134.1	111.0	18.7	129.8	122.3	19.2	141.5	462.9	69.5	532.4
Cost of Product and Other Revenue	42.7		42.7	59.9		59.9	41.3		41.3	61.1		61.1	205.1	—	205.1
Prod Cost: Adj for change in accounting to 97-2		2.1	2.1		5.3	5.3		2.5	2.5		8.0	8.0	—	17.9	17.9
Fresh Start—Valuation Adjustment			—		1.6	1.6		0.6	0.6		0.1	0.1	—	2.2	2.2
Fresh Start—Amortization of Intangibles			—		(2.0)	(2.0)		(1.7)	(1.7)		(1.7)	(1.7)	—	(5.4)	(5.4)
Fresh Start—Inventory Valuation Amortization			—		(12.6)	(12.6)		(4.3)	(4.3)		(5.2)	(5.2)	—	(22.1)	(22.1)
Fresh Start—PP&E Depreciation Adjustment			—		0.1	0.1		0.1	0.1		0.1	0.1	—	0.3	0.3
Cost of Service Revenue	32.3		32.3	29.4		29.4	33.0		33.0	29.0		29.0	123.7	—	123.7
Service Cost: Adj for change in accounting to 97-2		0.7	0.7		1.0	1.0		1.1	1.1		0.2	0.2	—	3.0	3.0
Service Cost: Adj for Fresh Start Accounting			—		0.3	0.3		0.6	0.6		0.2	0.2	—	1.1	1.1
Fresh Start—PP&E Depreciation Adjustment			—		0.0	0.0		0.0	0.0		(0.0)	(0.0)	—	0.0	0.0
Stock-Based Compensation		0.0	0.0		(0.0)	(0.0)		(0.0)	(0.0)		(0.1)	(0.1)	—	(0.1)	(0.1)

Total Cost of Revenue	75.0	2.8	77.8	89.3	(6.3)	83.0	74.4	(1.2)	73.2	90.1	1.5	91.7	328.8	(3.1)	325.7

Gross Profit	46.8	2.4	49.2	18.4	32.7	51.1	36.7	19.9	56.6	32.1	17.7	49.8	134.1	72.6	206.7

Gross Margin	38.4%	45.6%	38.7%	17.1%	123.7%	38.1%	33.0%	106.3%	43.6%	26.3%	92.1%	35.2%	29.0%	104.5%	38.8%

R&D	16.0	—	16.0	15.0	—	15.0	14.2		14.2	14.9	—	14.9	60.0	—	60.0
Fresh Start: In Process R&D Write-Off		—	—		(0.5)	(0.5)		—	—			—	—	(0.5)	(0.5)
Fresh Start: PP&E Depreciation Adjustment		—	—		0.2	0.2		0.1	0.1		0.1	0.1	—	0.3	0.3
Stock-Based Compensation		0.0	0.0		(0.1)	(0.1)		(0.2)	(0.2)		(0.3)	(0.3)	—	(0.5)	(0.5)

	16.0	0.0	16.0	15.0	(0.4)	14.6	14.2	(0.1)	14.0	14.9	(0.2)	14.7	60.0	(0.7)	59.3

Selling, General and Administrative	42.4	—	42.4	41.6	—	41.6	42.0	—	42.0	41.7	—	41.7	167.7	—	167.7
Fresh Start—Amortization of Intangibles			—		(2.1)	(2.1)		(2.1)	(2.1)		(2.1)	(2.1)	—	(6.2)	(6.2)
Fresh Start: PP&E Depreciation			—		(0.6)	(0.6)		(0.5)	(0.5)		(0.5)	(0.5)	—	(1.6)	(1.6)
Reorganization
Admin: Goodwill impairment			—			—		—	—			—	—	—	—
Stock-Based Compensation		(0.1)	(0.1)		(0.1)	(0.1)		(0.9)	(0.9)		(0.6)	(0.6)	—	(1.7)	(1.7)

Total SG&A Expense	42.4	(0.1)	42.2	41.6	(2.7)	38.9	42.0	(3.5)	38.5	41.7	(3.2)	38.5	167.7	(9.5)	158.2

Total Operating Expense before Restructuring	58.4	(0.1)	58.2	56.6	(3.1)	53.5	56.2	(3.7)	52.5	56.6	(3.4)	53.2	227.7	(10.3)	217.5

Operating Income (Loss) before Restructuring	(11.5)		(9.1)	(38.2)		(2.4)	(19.5)		4.1	(24.4)		(3.4)	(93.6)		(10.8)

Restructuring	3.9	—	3.9	1.2	—	1.2	0.2	—	0.2	0.2	—	0.2	5.4	—	5.4
Bankruptcy related expenses	—	—	—	1.7	(1.7)	—	0.2	(0.2)	—	0.2	(0.2)	—	2.1	(2.1)	—

Total Operating Expense	62.3	(0.1)	62.2	59.5	(4.8)	54.7	56.6	(3.9)	52.7	56.9	(3.4)	53.4	235.3	(12.4)	222.9

Operating Income (Loss)	(15.5)	2.5	(13.0)	(41.1)	37.5	(3.6)	(19.9)	23.8	3.9	(24.8)	21.0	(3.5)	(101.2)	85.0	(16.2)

Interest Expense & Interest Income	(7.1)		(7.1)	(2.2)	(0.0)	(2.3)	(2.3)		(2.3)	(2.3)		(2.3)	(13.9)	(0.0)	(13.9)
Cost of DIP Financing		3.7	3.7		—	—		—	—			—	—	3.7	3.7
Other Income (Expense), Net of Interest Income	10.8		10.8	0.3		0.3	(0.4)	(0.0)	(0.4)	(2.3)		(2.3)	8.3		8.3
Pre-tax gain—Sale of portion of equity investment		(9.8)	(9.8)		—	—		—	—			—	—	(9.8)	(9.8)
Reorganization Items	340.4	(340.4)	0.0		—	—		—	—			—	340.4	(340.4)	0.0

Income (Loss) Before Income Taxes	328.6	(344.0)	(15.4)	(43.0)	37.5	(5.5)	(22.5)	23.8	1.2	(29.4)	21.0	(8.2)	233.7	(261.5)	(27.8)
Provision for (Benefit From) Income Taxes	2.4		2.4	0.7		0.7	0.5	0.1	0.5	7.5	4.7	2.8	11.1	(4.6)	6.4
Tax on sale of equity investment noted above		(1.9)	(1.9)		—	—		—	—			—	—	(1.9)	(1.9)

Net Loss	326.3	(342.2)	(15.9)	(43.7)	37.5	(6.2)	(23.0)	23.7	0.7	(36.9)	(25.7)	(11.0)	222.6	(255.4)	(32.4)

Depreciation for EBITDA	$10.2	$(3.7)	$6.5	$11.0	$(16.9)	$6.6	$10.4	$(4.3)	$6.1	$10.5	$(4.4)	$6.2

Adjusted EBITDA (Operating Inc/(Loss) less Depreciation)			$(2.6)			$4.2			$10.2			$2.8

REVENUE BY SEGMENT (Pro Forma)	GAAP FY06	GAAP FY07	Adjust FY06	Adjust FY07	FY06	1Q07	2Q07	3Q07	4Q07	FY07	B/(W)
Core Systems:
Server products	$124.0	$156.5	$8.8	$19.8	$132.8	$37.2	$46.1	$38.6	$54.3	$176.3	$43.6
Storage products	49.9	50.2	7.0	14.1	56.9	14.3	15.1	14.7	20.2	64.3	7.4

Total Core Systems	173.9	206.7	15.8	33.9	189.7	51.6	61.2	53.4	74.5	240.6	51.0

Legacy Systems:
Server products	73.8	47.2	13.6	2.6	87.4	11.8	13.3	13.2	11.4	49.8	(37.6)
Storage products	4.5	3.2	0.8	0.6	5.3	0.5	1.4	1.2	0.7	3.8	(1.5)

Total Legacy Systems	78.3	50.4	14.4	3.2	92.7	12.4	14.7	14.5	12.1	53.6	(39.1)

Total Products Revenue	252.3	257.1	30.1	37.1	282.4	63.9	75.9	67.9	86.6	294.3	11.9

	48.6%	55.5%			51.3%	50.3%	56.6%	52.3%	61.2%	55.3%

Global Services:
Support Services	214.1	160.3	0.9	24.8	215.0	48.5	47.5	44.2	44.8	185.1	(29.9)
Professional services and solutions	52.5	45.4	1.1	7.6	53.6	14.5	10.7	17.7	10.1	53.0	(0.6)

Total Global Services Revenue	266.6	205.8	2.0	32.4	268.5	63.0	58.3	61.9	54.9	238.1	(30.4)

	51.4%	44.5%			48.7%	49.7%	43.4%	47.7%	38.8%	44.7%
Total Revenue	$518.8	$462.9	$32.1	$69.5	$550.9	$127.0	$134.1	$129.8	$141.5	$532.4	(18.6)